Exhibit 99.1
                                  ------------

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 15, 2000


                       ASSET BACKED SECURITIES CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
            DATED AS OF AUGUST 1, 2000, PROVIDING FOR THE ISSUANCE OF
                           ASSET-BACKED CERTIFICATES,
                                SERIES 2000-LB1)


                       Asset Backed Securities Corporation
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------



           Delaware                 333-64351                 13-3354848
           --------                 ---------                 ----------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

         11 Madison Avenue
         New York, New York                                     10010
         ------------------                                     -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 325-1811
                                                     --------------



================================================================================

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         On August 31, 2000, a single series of certificates, entitled Long Beach Home Equity Loan Trust, Home Equity Loan Pass-Through Certificates, Series 2000-LB1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 2000 (the "Pooling Agreement"), among Asset Backed Securities Corporation as depositor (the "Depositor"), Long Beach Mortgage Company ("Long Beach") as seller and master servicer (in such capacity, the "Master Servicer") and Bankers Trust Company of California, N.A. as trustee (the "Trustee"). On September 25, 2000, October 6, 2000 and November 9, 2000 following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Pooling Agreement, with an aggregate principal balance equal to approximately $187,749,019 with funds on deposit in the pre-funding account (the "Pre-Funding Account") established pursuant to the Pooling Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to the Subsequent Transfer Agreements, dated September 25, 2000, October 6, 2000 and November 9, 2000, respectively, among the Depositor, Long Beach and the Trustee (the "Agreements"). Attached to the Agreements is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Agreements.

Item 5. Other Events
        ------------

Description of the Mortgage Pool

         The Certificates, issued pursuant to the Pooling Agreements evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first lien adjustable-rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of approximately $1,312,248,899 as of August 1, 2000 and (ii) the Pre-Funding Account, which contained approximately $187,749,019.

         As more fully described above, on September 25, 2000, October 6, 2000 and November 9, 2000, the Depositor purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre- Funding Account. The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of November 1, 2000, the end of the "Funding Period" (as defined in the Pooling Agreement).

Item 7.  Financial Statements and Exhibits
         ---------------------------------

                           (a)      Not applicable

                           (b)      Not applicable

                           (c)      Exhibits



                  Exhibit No.                            Description
                  -----------                            -----------

                      4.2 Subsequent Transfer Agreements, dated as of September 25, 2000, October 6, 2000 and November 9, 2000 among Asset Backed Securities
                                            Corporation, Long Beach Mortgage
                                            Company and Bankers Trust Company of
                                            California, N.A.

                      99.1 Characteristics of the Mortgage Pool as of November 1, 2000, relating to Long Beach Home Equity Loan Trust 2000-LB1, Home Equity Loan
                                            Pass-Through Certificates, Series
                                            2000- LB1.

                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 15, 2000

                                           ASSET BACKED SECURITIES CORPOATION


                                           By:      /s/Fiachra O'Driscoll
                                                    ----------------------------
                                           Name:    Fiachra O'Driscoll
                                           Title:   Vice President

                                Index to Exhibits
                                -----------------



                                                                                        Sequentially
       Exhibit No.                          Description                                 Numbered Page
       -----------                          -----------                                 -------------

           4.2              Subsequent Transfer Agreement

           99.1 Characteristics of the Mortgage Pool as of November 1, 2000, relating to Long Beach
                            Mortgage Corporation, Home Equity Loan Pass-
                            Through Certificates, Series 2000-LB1

                                   Exhibit 4.2
                                   -----------

                                  Exhibit 99.1
                                  ------------

         The home equity loan pool will consist of 13,425 conventional, one- to four-family, fixed rate and adjustable rate home equity loans secured by first liens on residential real properties and having an aggregate principal balance as of the Subsequent Cut-off Date of approximately $1,499,997,917. The home equity loans will be divided into two loan groups, loan group 1 and loan group
2. Each loan group will constitute a separate sub-trust. As of the Subsequent Cut- off Date, loan group 1 will consist of 4,330 conventional, one- to four-family fixed rate home equity loans that have an aggregate principal balance of approximately $374,999,345 as of the Subsequent Cut-off Date. As of the Subsequent Cut-off Date, loan group 2 will consist of 9,095 conventional, one- to four-family adjustable rate home equity loans that have an aggregate principal balance of approximately $1,124,998,573 as of the Subsequent Cut-off Date. There is no cross-collateralization between the two loan groups. Consequently, distributions to holders of group 1 certificates will be based solely on amounts available for distribution in respect of loan group 1 and distributions to holders of group 2 certificates will be based solely on amounts available for distribution in respect of loan group 2. The home equity loans have original terms to maturity of not greater than 30 years.

         All of the home equity loans will be secured by first mortgages or deeds of trust or other similar security instruments creating first liens on residential properties consisting of attached, detached or semi-detached, one- to four-family dwelling units, townhouses, individual condominium units, individual units in planned unit developments and manufactured housing.

         The "Mortgage Rate" on each home equity loan is the per annum rate of interest specified in the related mortgage note. Each adjustable rate home equity loan provides for semi-annual adjustment to its Mortgage Rate; provided, however, that the rate adjusts after an initial period of approximately two years (the "2/28 Adjustable Rate Loans"), with respect to approximately 90.17% of the statistical calculation initial home equity loans in loan group 2, approximately three years (the "3/27 Adjustable Rate Loans") with respect to approximately 4.44% of the statistical calculation initial home equity loans in loan group 2, or approximately five years (the "5/25 Adjustable Rate Loans") with respect to approximately 4.29% of the statistical calculation initial home equity loans in loan group 2, respectively, from the date of origination thereof. The 2/28 Adjustable Rate Loans, 3/27 Adjustable Rate Loans and 5/25 Adjustable Rate Loans are sometimes referred to as Delayed First Adjustment Home Equity Loans.

         In connection with each Mortgage Rate adjustment, the home equity loans provide for corresponding adjustments to their monthly payment amounts, in each case on each applicable adjustment date (each such date, an "Adjustment Date"). On each Adjustment Date, the Mortgage Rate on each adjustable rate home equity loan will generally be adjusted to equal the sum, rounded to the nearest multiple of 0.125%, of the Index (as described below) and a fixed percentage amount (the "Gross Margin") for that home equity loan specified in the related mortgage note; provided, however, that with respect to each adjustable rate home equity loan, including each Delayed First Adjustment Home Equity Loan, the Mortgage Rate will generally not increase or decrease by more than 1.00% per annum on any related Adjustment Date (the "Periodic Rate Cap"), as provided in the related mortgage note, and will not exceed a specified maximum Mortgage Rate over the life of such home equity loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such home equity loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable rate home equity loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related adjustable rate home equity loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each adjustable rate home equity loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index, calculated as described herein, and the related Gross Margin. We refer you to "--The Index" in this prospectus supplement. None of the adjustable rate home equity loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         The home equity loans have scheduled monthly payments due generally on the first day of the month (with respect to each home equity loan, a "Due Date"). Each home equity loan will contain a customary "due-on-sale" clause and each home equity loan may be assumable by a creditworthy purchaser of the related mortgaged property.

         Approximately 81.83% and 88.68% of the home equity loans in loan group 1 and loan group 2, respectively, by aggregate principal balance as of the Subsequent Cut-off Date, provide for payment by the mortgagor of a prepayment charge (a "Prepayment Charge") in limited circumstances on certain prepayments as provided in the related Mortgage Note. Generally, each such home equity loan provides for payment of a Prepayment Charge on certain voluntary prepayments in full made within a specified period not in excess of five years from the date of origination of such home equity loan, as provided in the related mortgage note. The amount of the Prepayment Charge is as provided in the related mortgage note, but in the majority of cases is equal to six month's interest on any amounts prepaid in excess of 20% of the then outstanding original principal balance of the related home equity loan in any 12 month period, as permitted by law.

LOAN GROUP 1

         The average outstanding principal balance of the home equity loans in loan group 1 was approximately $86,605 as of the Subsequent Cut-off Date. As of the Subsequent Cut-off Date, the minimum and maximum outstanding principal balance of the home equity loans in loan group 1 were $4,998 and $600,000 respectively. As of the Subsequent Cut-off Date, the weighted average per annum mortgage rate of the statistical calculation initial home equity loans in loan group 1 was approximately 10.969% per annum; the mortgage rates of the home equity loans in loan group 1 ranged from 6.940% to 15.450% per annum; the weighted average original loan-to-value ratio was approximately 75.35%; the weighted average original term to maturity was approximately 344 months; the weighted average remaining term to maturity was approximately 343 months; and the remaining terms to maturity ranged from 60 months to 360 months. Home equity loans in loan group 1 containing "balloon" payments represented approximately 0.60% of the outstanding principal balance of the home equity loans in loan group 1 as of the Subsequent Cut-off Date. No home equity loan in loan group 1 will mature later than November, 2030. As of the Subsequent Cut-off Date, none of the home equity loans in loan group 1 were more than 30 days past due. However, investors in the offered certificates should be aware that approximately 31.47% of the outstanding principal balance of the home equity loans in loan group 1 had a first monthly payment due on or after October 1, 2000 and it was not possible for such home equity loans to be more than 30 days past due as of the Subsequent Cut-off Date.

         Set forth below is approximate statistical information as of the Subsequent Cut-off Date regarding the home equity loans in loan group 1. The sum of the percentage columns in the following tables may not equal 100% due to rounding.

                                  LOAN GROUP 1
                        PRINCIPAL BALANCES AT ORIGINATION


                                                                                                   % of Loan Group 1 by
                                                        Number of       Aggregate Original          Aggregate Original
     Principal Balance at Origination                Home Equity Loans  Principal Balance            Principal Balance
     --------------------------------                -----------------  -----------------            -----------------
   $          0.01 -      $       10,000.00                    1           $     10,000                     0.00%
   $     10,000.01 -      $       20,000.00                   47                905,550                     0.24
   $     20,000.01 -      $       30,000.00                  332              8,728,132                     2.32
   $     30,000.01 -      $       40,000.00                  483             17,207,758                     4.58
   $     40,000.01 -      $       50,000.00                  552             25,115,661                     6.69
   $     50,000.01 -      $       60,000.00                  555             30,786,218                     8.20
   $     60,000.01 -      $       70,000.00                  457             29,715,562                     7.91
   $     70,000.01 -      $       80,000.00                  328             24,579,676                     6.54
   $     80,000.01 -      $       90,000.00                  237             20,157,557                     5.37
   $     90,000.01 -      $      100,000.00                  199             19,045,777                     5.07
   $    100,000.01 -      $      110,000.00                  170             17,914,240                     4.77
   $    110,000.01 -      $      120,000.00                  143             16,466,412                     4.38
   $    120,000.01 -      $      130,000.00                  114             14,289,342                     3.80
   $    130,000.01 -      $      140,000.00                   99             13,372,450                     3.56
   $    140,000.01 -      $      150,000.00                   94             13,661,218                     3.64
   $    150,000.01 -      $      160,000.00                   67             10,398,744                     2.77



                                       5





   $         160,000.01 - $         170,000.00                60              9,884,565                        2.63
   $         170,000.01 - $         180,000.00                48              8,404,732                        2.24
   $         180,000.01 - $         190,000.00                40              7,429,855                        1.98
   $         190,000.01 - $         200,000.00                29              5,685,500                        1.51
   $         200,000.01 - $         210,000.00                27              5,548,496                        1.48
   $         210,000.01 - $         220,000.00                32              6,894,670                        1.84
   $         220,000.01 - $         230,000.00                23              5,197,490                        1.38
   $         230,000.01 - $         240,000.00                20              4,702,587                        1.25
   $         240,000.01 - $         250,000.00                 9              2,206,150                        0.59
   $         250,000.01 - $         350,000.00                95             27,583,824                        7.34
   $         350,000.01 - $         450,000.00                43             16,697,970                        4.45
   $         450,000.01+                                      26             12,973,870                        3.45
                                                           -----           ------------                      ------
Total                                                      4,330           $375,564,005                      100.00%
                                                           =====           ============                      ======

                                  LOAN GROUP 1
         REMAINING PRINCIPAL BALANCES AS OF THE SUBSEQUENT CUT-OFF DATE


                                                                                                   % of Loan Group 1 by
                                                        Number of       Aggregate Original          Aggregate Original
     Remaining Principal Balance                     Home Equity Loans  Principal Balance            Principal Balance
     ---------------------------                     -----------------  -----------------            -----------------
   $               0.01 - $          10,000.00                 3           $     24,599                        0.01%
   $          10,000.01 - $          20,000.00                46                879,612                        0.23
   $          20,000.01 - $          30,000.00               333              8,735,875                        2.33
   $          30,000.01 - $          40,000.00               484             17,230,425                        4.59
   $          40,000.01 - $          50,000.00               553             25,136,504                        6.70
   $          50,000.01 - $          60,000.00               551             30,541,018                        8.14
   $          60,000.01 - $          70,000.00               458             29,745,049                        7.93
   $          70,000.01 - $          80,000.00               329             24,638,527                        6.57
   $          80,000.01 - $          90,000.00               235             19,966,916                        5.32
   $          90,000.01 - $         100,000.00               200             19,125,119                        5.10
   $         100,000.01 - $         110,000.00               171             18,016,365                        4.80
   $         110,000.01 - $         120,000.00               143             16,464,896                        4.39
   $         120,000.01 - $         130,000.00               114             14,286,598                        3.81
   $         130,000.01 - $         140,000.00                97             13,098,507                        3.49
   $         140,000.01 - $         150,000.00                95             13,793,020                        3.68
   $         150,000.01 - $         160,000.00                66             10,239,248                        2.73
   $         160,000.01 - $         170,000.00                60              9,873,438                        2.63
   $         170,000.01 - $         180,000.00                48              8,393,984                        2.24
   $         180,000.01 - $         190,000.00                41              7,615,057                        2.03
   $         190,000.01 - $         200,000.00                28              5,487,036                        1.46
   $         200,000.01 - $         210,000.00                27              5,545,566                        1.48
   $         210,000.01 - $         220,000.00                32              6,890,536                        1.84
   $         220,000.01 - $         230,000.00                23              5,190,199                        1.38
   $         230,000.01 - $         240,000.00                20              4,701,140                        1.25
   $         240,000.01 - $         250,000.00                 9              2,202,687                        0.59
   $         250,000.01 - $         350,000.00                95             27,529,727                        7.34
   $         350,000.01 - $         450,000.00                43             16,681,072                        4.45
   $         450,000.01+                                      26             12,966,629                        3.46
                                                           -----           ------------                      ------
Total                                                      4,330           $374,999,345                      100.00%
                                                           =====           ============                      ======

                                  LOAN GROUP 1
                 GEOGRAPHIC DISTRIBUTION BY MORTGAGED PROPERTIES


                                                                                                   % of Loan Group 1 by
                                                        Number of       Aggregate Original          Aggregate Original
     State                                           Home Equity Loans  Principal Balance            Principal Balance
     -----                                           -----------------  -----------------            -----------------
Alabama                                                     128             $ 8,073,266                       2.15%
Alaska                                                        6                 677,473                       0.18
Arizona                                                      75               6,203,522                       1.65
Arkansas                                                     46               2,195,894                       0.59
California                                                  499              65,902,704                      17.57
Colorado                                                    133              15,013,143                       4.00
Connecticut                                                  16               2,092,119                       0.56
Delaware                                                      3                 267,459                       0.07
Florida                                                     338              23,816,285                       6.35
Georgia                                                      85               6,808,415                       1.82
Hawaii                                                       60              11,861,208                       3.16
Idaho                                                        13               1,011,253                       0.27
Illinois                                                    102               9,032,739                       2.41
Indiana                                                      79               4,480,772                       1.19
Iowa                                                         39               2,172,583                       0.58
Kansas                                                        8                 328,046                       0.09
Kentucky                                                     20               1,125,216                       0.30
Louisiana                                                   125               7,740,174                       2.06
Maine                                                        15                 887,713                       0.24
Maryland                                                     23               2,418,190                       0.64
Massachusetts                                                76              10,624,394                       2.83
Michigan                                                    192              13,083,180                       3.49
Minnesota                                                    52               4,991,504                       1.33
Mississippi                                                  78               4,417,234                       1.18
Missouri                                                     94               5,850,319                       1.56
Montana                                                      12                 872,694                       0.23
Nebraska                                                     60               3,967,314                       1.06
Nevada                                                       25               2,598,898                       0.69
New Hampshire                                                13               1,353,825                       0.36
New Jersey                                                   29               4,198,206                       1.12
New Mexico                                                   29               2,384,575                       0.64
New York                                                    303              36,381,703                       9.70
North Carolina                                              144              10,363,615                       2.76
North Dakota                                                  4                 346,500                       0.09
Ohio                                                        195              13,272,095                       3.54
Oklahoma                                                     98               4,700,511                       1.25
Oregon                                                       67               6,317,710                       1.68
Pennsylvania                                                 77               4,241,402                       1.13
Rhode Island                                                 13                 936,517                       0.25



                                       8





South Carolina                                               72               4,686,008                       1.25
South Dakota                                                 10                 590,164                       0.16
Tennessee                                                    83               4,939,893                       1.32
Texas                                                       588              43,461,961                      11.59
Utah                                                         25               3,138,037                       0.84
Vermont                                                       1                  49,300                       0.01
Virginia                                                     57               4,339,703                       1.16
Washington                                                   53               6,134,015                       1.64
Washington D C                                               15               1,384,636                       0.37
West Virginia                                                33               1,766,893                       0.47
Wisconsin                                                    15               1,125,661                       0.30
Wyoming                                                       4                 372,704                       0.10
                                                          -----            ------------                     ------
Total                                                     4,330            $374,999,345                     100.00%
                                                          =====            ============                     ======

                                  LOAN GROUP 1
                             CURRENT MORTGAGE RATES


                                                                                                   % of Loan Group 1 by
                                                        Number of       Aggregate Original          Aggregate Original
     Coupon Rate                                     Home Equity Loans  Principal Balance            Principal Balance
     -----------                                     -----------------  -----------------            -----------------
6.500% to 6.999%                                              1            $     96,400                       0.03%
7.500% to 7.999%                                              2                 180,451                       0.05
8.000% to 8.499%                                             36               4,238,973                       1.13
8.500% to 8.999%                                            158              21,476,176                       5.73
9.000% to 9.499%                                            133              14,029,752                       3.74
9.500% to 9.999%                                            560              64,717,768                      17.26
10.000% to 10.499%                                          294              29,944,754                       7.99
10.500% to 10.999%                                          800              80,326,417                      21.42
11.000% to 11.499%                                          400              33,193,991                       8.85
11.500% to 11.999%                                          679              49,303,040                      13.15
12.000% to 12.499%                                          352              23,382,112                       6.24
12.500% to 12.999%                                          459              30,286,317                       8.08
13.000% to 13.499%                                          165               9,386,363                       2.50
13.500% to 13.999%                                          176               8,966,482                       2.39
14.000% to 14.499%                                           76               3,861,633                       1.03
14.500% to 14.999%                                           34               1,396,466                       0.37
15.000% to 15.499%                                            5                 212,250                       0.06
                                                          -----            ------------                     ------
Total                                                     4,330            $374,999,345                     100.00%
                                                          =====            ============                     ======


                                  LOAN GROUP 1
                          REMAINING MONTHS TO MATURITY


                                                                                                   % of Loan Group 1 by
                                                        Number of       Aggregate Original          Aggregate Original
     Months Remaining                                Home Equity Loans  Principal Balance            Principal Balance
     ----------------                                -----------------  -----------------            -----------------
   1 to 60                                                    1            $     54,740                       0.01%
 61 to 120                                                   34               1,791,746                       0.48
121 to 180                                                  410              25,207,846                       6.72
181 to 300                                                  107               7,246,565                       1.93
301 to 360                                                3,778             340,698,448                      90.85
                                                          -----            ------------                     ------
Total                                                     4,330            $374,999,345                     100.00%
                                                          =====            ============                     ======

                                  LOAN GROUP 1
                          ORIGINAL LOAN-TO-VALUE RATIO


                                                                                                   % of Loan Group 1 by
                                                        Number of       Aggregate Original          Aggregate Original
     Original Loan-to-Value Ratio                    Home Equity Loans  Principal Balance            Principal Balance
     ----------------------------                    -----------------  -----------------            -----------------
50.00% or less                                              306       $      17,189,374                       4.58%
50.01% to 55.00%                                            112               9,810,163                       2.62
55.01% to 60.00%                                            197              15,213,825                       4.06
60.01% to 65.00%                                            349              27,446,838                       7.32
65.01% to 70.00%                                            385              32,076,893                       8.55
70.01% to 75.00%                                            623              49,007,515                      13.07
75.01% to 80.00%                                          1,183             105,289,837                      28.08
80.01% to 85.00%                                          1,002              97,622,796                      26.03
85.01% to 90.00%                                            173              21,342,103                       5.69
                                                          -----            ------------                     ------
Total                                                     4,330            $374,999,345                     100.00%
                                                          =====            ============                     ======


                                  LOAN GROUP 1
                                  LOAN PROGRAM


                                                                                                   % of Loan Group 1 by
                                                        Number of       Aggregate Original          Aggregate Original
     Program                                         Home Equity Loans  Principal Balance            Principal Balance
     -------                                         -----------------  -----------------            -----------------
Full Documentation                                        3,606            $308,306,412                      82.22%
Limited Documentation                                       115              13,416,340                       3.58
Stated Income                                               609              53,276,592                      14.21
                                                          -----            ------------                     ------
Total                                                     4,330            $374,999,345                     100.00%
                                                          =====            ============                     ======


                                  LOAN GROUP 1
                                     PURPOSE


                                                                                                   % of Loan Group 1 by
                                                        Number of       Aggregate Original          Aggregate Original
     Purchase                                        Home Equity Loans  Principal Balance            Principal Balance
     --------                                        -----------------  -----------------            -----------------
Purchase                                                  1,391            $113,659,037                      30.31%
Refinance Equity Take Out                                 2,154             186,066,852                      49.62
Refinance No Cash Out                                       785              75,273,456                      20.07
                                                         ------            ------------                     ------
Total                                                     4,330            $374,999,345                     100.00%
                                                          =====            ============                     ======

                                  LOAN GROUP 1
                                  RISK CATEGORY


                                                                                                   % of Loan Group 1 by
                                                        Number of       Aggregate Original          Aggregate Original
     Risk Category(1)                                Home Equity Loans  Principal Balance            Principal Balance
     ----------------                                -----------------  -----------------            -----------------
A-                                                        1,999            $200,435,037                      53.45%
B                                                           706              63,602,580                      16.96
B-                                                          661              51,384,271                      13.70
C                                                           796              48,328,490                      12.89
D                                                           168              11,248,967                       3.00
                                                          -----            ------------                     ------
Total                                                     4,330            $374,999,345                     100.00%
                                                          =====            ============                     ======

(1) The Risk Category "A-" includes "A-1," "A-2," "A-3," "A-4" and "A-5" credit grades. The Risk Category "B" includes "B1," "B2," "B3" and "B4" credit grades. The Risk Category "B-" includes "B-1," "B-2," "B-3," "B-4" and "B-5."


                                  LOAN GROUP 1
                            MORTGAGED PROPERTY TYPES


                                                                                                   % of Loan Group 1 by
                                                        Number of       Aggregate Original          Aggregate Original
     Mortgaged Property Type                         Home Equity Loans  Principal Balance            Principal Balance
     -----------------------                         -----------------  -----------------            -----------------
2 to 4 units                                                186            $ 18,340,260                       4.89%
Condominium                                                 157              13,578,654                       3.62
Manufactured Home                                           339              21,785,509                       5.81
Planned Unit Development                                    153              17,168,157                       4.58
Single Family                                             3,489             303,844,969                      81.03
Townhouse                                                     6                 281,795                       0.08
                                                       --------            ------------                     ------
Total                                                     4,330            $374,999,345                     100.00%
                                                          =====            ============                     ======



                                  LOAN GROUP 1
                                OCCUPANCY STATUS


                                                                                                   % of Loan Group 1 by
                                                        Number of       Aggregate Original          Aggregate Original
     Occupancy Status                                Home Equity Loans  Principal Balance            Principal Balance
     ----------------                                -----------------  -----------------            -----------------
Non-Owner Occupied                                          445            $ 28,971,511                       7.73%
Owner Occupied                                            3,861             344,184,627                      91.78
Second Home                                                  24               1,843,206                       0.49
                                                          -----            ------------                     ------
Total                                                     4,330            $374,999,345                     100.00%
                                                          =====            ============                     ======

LOAN GROUP 2

                  The average outstanding principal balance of the home equity loans in loan group 2 as of the Subsequent Cut- off Date was $123,694. As of the Subsequent Cut-off Date, the minimum and maximum outstanding principal balance of the home equity loans in loan group 2 as of the Subsequent Cut-off Date were $12,500 and $996,654, respectively. As of the Subsequent Cut-off Date, the weighted average original loan-to-value ratio of the home equity loans in loan group 2 was approximately 78.32%; the weighted average original term to maturity was approximately 360 months; the weighted average remaining term to maturity was approximately 359 months; and the remaining terms to maturity ranged from 178 months to 360 months. No home equity loans in loan group 2 will mature later than September, 2030. As of the Subsequent Cut-off Date, none of the home equity loans in loan group 2 were more than 30 days past due. However, investors in the Offered Certificates should be aware that approximately 16.69% of the outstanding principal balance of the home equity loans in loan group 2 as of the Subsequent Cut-off Date had a first monthly payment due on or after October 1, 2000 and it was not possible for such home equity loans to be more than 30 days past due as of the Subsequent Cut-off Date.

                  As of the Subsequent Cut-off Date, approximately 1.10% of the home equity loans in loan group 2 have a first Adjustment Date six months after the date of origination of the related home equity loan ("Six-Month Adjustable Rate Loans"). As of the Subsequent Cut-off Date, approximately 4.29%, 4.44% and 90.17%, respectively, of the home equity loans were 2/28 Adjustable Rate Loans, 3/27 Adjustable Rate Loans and 5/25 Adjustable Rate Loans. As of the Subsequent Cut-off Date, the weighted average remaining period to the next Adjustment Date for the Six-Month Adjustable Rate Loans was approximately 6 months; the weighted average remaining period to the next Adjustment Date for the 2/28 Adjustable Rate Loans was approximately 23.34 months; the weighted average remaining period to the next Adjustment Date for the 3/27 Adjustable Rate Loans was approximately
35.56 months; the weighted average remaining period to the next Adjustment Date for the 5/25 Adjustable Rate Loans was approximately 58.32 months; each Six-Month Adjustable Rate Loan will have an initial payment adjustment effective with the seventh monthly payment on such loan, a weighted average initial interest rate adjustment cap of 1.000%, a semi-annual interest rate adjustment cap of 0.839%, in each case, above the then current interest rate for such Six-Month Adjustable Rate Loan and a weighted average Lifetime Cap of 6.000% above the initial rate of such loan; each 2/28 Adjustable Rate Loan will have an initial payment adjustment effective with the 25th monthly payment on such loan, a weighted average initial interest rate adjustment cap of 1.038%, a semi-annual interest rate adjustment cap of 1.000%, in each case, above the then current interest rate for such 2/28 Adjustable Rate Loan and a weighted average Lifetime Cap of 6.005% above the initial rate of such loan; each 3/27 Adjustable Rate Loan will have an initial Adjustment Date effective with the 37th monthly payment on such loan, a weighted average initial interest rate adjustment cap of 2.989%, a semi-annual interest rate adjustment cap of 1.002%, in each case, above the then current interest rate for such 3/27 Adjustable Rate Loan and a weighted average Lifetime Cap of 6.041% above the initial rate of such loan, and each 5/25 Adjustable Rate Loan will have an initial Adjustment Date effective with the 61st monthly payment on such loan, a weighted average initial interest rate adjustment cap of 2.936%, a semi-annual interest rate adjustment cap of 1.000%, in each case, above the then current interest rate for such 5/25 Adjustable Rate Loan and a weighted average Lifetime Cap of 6.000% above the initial rate of such loan. As of the Subsequent Cut-off Date, the weighted average mortgage rate of the home equity loans in loan group 2 was approximately 10.676% per annum. The mortgage rates borne by the home equity loans in loan group 2 as of the Subsequent Cut-off Date ranged from 7.740% to 14.900% per annum. The home equity loans in loan group 2 had a weighted average gross margin as of the Subsequent Cut-off Date of approximately 6.310%. As of the Subsequent Cut-off Date, the gross margins for the home equity loans in loan group 2 ranged from 4.000% to 9.063%. As of the Subsequent Cut-off Date, the maximum rates at which interest may accrue on the home equity loans in loan group 2 (the "Maximum Rates") ranged from 13.740% to 20.900% per annum. The home equity loans in loan group 2 had a weighted average Maximum Rate as of the Subsequent Cut-off Date of approximately 16.682% per annum. As of the Subsequent Cut-off Date, the minimum rates at which interest may accrue on the home equity loans in loan group 2 (the "Minimum Rates") ranged from 7.740% to 14.900% per annum. As of the Subsequent Cut-off Date, the weighted average Minimum Rate on the home equity loans in loan group 2 was approximately 10.675% per annum.

                  Set forth below is approximate statistical information as of the Subsequent Cut-off Date regarding the home equity loans in loan group 2.

                                  LOAN GROUP 2
                        PRINCIPAL BALANCE AT ORIGINATION


                                                                                                   % of Loan Group 2 by
                                                        Number of       Aggregate Original          Aggregate Original
     Principal Balance at Origination                Home Equity Loans  Principal Balance            Principal Balance
     --------------------------------                -----------------  -----------------            -----------------
     $        10,000.01 -   $        20,000.00                23         $      447,250                        0.04%
     $        20,000.01 -   $        30,000.00               200              5,245,193                        0.47
     $        30,000.01 -   $        40,000.00               433             15,441,290                        1.37
     $        40,000.01 -   $        50,000.00               633             28,790,059                        2.56
     $        50,000.01 -   $        60,000.00               766             42,566,493                        3.78
     $        60,000.01 -   $        70,000.00               760             49,756,781                        4.42
     $        70,000.01 -   $        80,000.00               697             52,385,185                        4.65
     $        80,000.01 -   $        90,000.00               666             56,780,269                        5.04
     $        90,000.01 -   $       100,000.00               603             57,524,294                        5.11
     $       100,000.01 -   $       110,000.00               510             53,518,741                        4.75
     $       110,000.01 -   $       120,000.00               500             57,618,233                        5.12
     $       120,000.01 -   $       130,000.00               392             49,059,637                        4.36
     $       130,000.01 -   $       140,000.00               371             50,149,906                        4.46
     $       140,000.01 -   $       150,000.00               305             44,340,214                        3.94
     $       150,000.01 -   $       160,000.00               234             36,446,994                        3.24
     $       160,000.01 -   $       170,000.00               217             35,968,384                        3.20
     $       170,000.01 -   $       180,000.00               201             35,246,078                        3.13
     $       180,000.01 -   $       190,000.00               146             27,084,222                        2.41
     $       190,000.01 -   $       200,000.00               159             31,157,843                        2.77
     $       200,000.01 -   $       210,000.00               110             22,572,132                        2.01
     $       210,000.01 -   $       220,000.00                87             18,738,078                        1.66
     $       220,000.01 -   $       230,000.00                80             18,000,314                        1.60
     $       230,000.01 -   $       240,000.00                77             18,172,435                        1.61
     $       240,000.01 -   $       250,000.00                75             18,425,443                        1.64
     $       250,000.01 -   $       350,000.00               500            146,018,651                       12.97
     $       350,000.01 -   $       450,000.00               216             84,923,888                        7.54
     $       450,000.01 +                                    134             69,231,291                        6.15
                                                           -----         --------------                      ------
Total                                                      9,095         $1,125,609,296                      100.00%
                                                           =====         ==============                      ======

                                  LOAN GROUP 2
                           REMAINING PRINCIPAL BALANCE


                                                                                                   % of Loan Group 2 by
                                                        Number of       Aggregate Original          Aggregate Original
     Remaining Principal Balance                     Home Equity Loans  Principal Balance            Principal Balance
     ---------------------------                     -----------------  -----------------            -----------------
   $          10,000.01 - $          20,000.00                23         $      443,813                        0.04%
   $          20,000.01 - $          30,000.00               201              5,269,290                        0.47
   $          30,000.01 - $          40,000.00               432             15,401,258                        1.37
   $          40,000.01 - $          50,000.00               633             28,772,752                        2.56
   $          50,000.01 - $          60,000.00               767             42,604,261                        3.79
   $          60,000.01 - $          70,000.00               759             49,669,495                        4.42
   $          70,000.01 - $          80,000.00               699             52,520,610                        4.67
   $          80,000.01 - $          90,000.00               665             56,672,120                        5.04
   $          90,000.01 - $         100,000.00               603             57,502,684                        5.11
   $         100,000.01 - $         110,000.00               510             53,502,560                        4.76
   $         110,000.01 - $         120,000.00               500             57,598,242                        5.12
   $         120,000.01 - $         130,000.00               394             49,306,945                        4.38
   $         130,000.01 - $         140,000.00               368             49,737,403                        4.42
   $         140,000.01 - $         150,000.00               305             44,323,288                        3.94
   $         150,000.01 - $         160,000.00               235             36,586,209                        3.25
   $         160,000.01 - $         170,000.00               218             36,124,996                        3.21
   $         170,000.01 - $         180,000.00               201             35,244,575                        3.13
   $         180,000.01 - $         190,000.00               144             26,711,794                        2.37
   $         190,000.01 - $         200,000.00               159             31,142,521                        2.77
   $         200,000.01 - $         210,000.00               110             22,560,232                        2.01
   $         210,000.01 - $         220,000.00                88             18,946,371                        1.68
   $         220,000.01 - $         230,000.00                80             18,002,281                        1.60
   $         230,000.01 - $         240,000.00                76             17,932,300                        1.59
   $         240,000.01 - $         250,000.00                76             18,665,962                        1.66
   $         250,000.01 - $         350,000.00               499            145,699,991                       12.95
   $         350,000.01 - $         450,000.00               217             85,313,991                        7.58
   $         450,000.01 +                                    133             68,742,627                        6.11
                                                           -----         --------------                      ------
Total                                                      9,095         $1,124,998,573                      100.00%
                                                           =====         ==============                      ======

                                  LOAN GROUP 2
                 GEOGRAPHIC DISTRIBUTION BY MORTGAGED PROPERTIES


                                                                                                   % of Loan Group 2 by
                                                        Number of       Aggregate Original          Aggregate Original
     State                                           Home Equity Loans  Principal Balance            Principal Balance
     -----                                           -----------------  -----------------            -----------------
Alabama                                                      79          $    6,517,644                       0.58%
Alaska                                                       17               2,148,478                       0.19
Arizona                                                     214              22,747,460                       2.02
Arkansas                                                     35               2,218,664                       0.20
California                                                1,799             353,994,212                      31.47
Colorado                                                    834             119,928,204                      10.66
Connecticut                                                  38               4,678,040                       0.42
Delaware                                                      5                 358,365                       0.03
Florida                                                     323              30,772,703                       2.74
Georgia                                                      84               8,889,262                       0.79
Hawaii                                                       28               6,023,681                       0.54
Idaho                                                        71               5,994,532                       0.53
Illinois                                                    375              43,847,761                       3.90
Indiana                                                     110               7,524,229                       0.67
Iowa                                                        155               9,790,974                       0.87
Kansas                                                       56               3,482,979                       0.31
Kentucky                                                     22               1,421,332                       0.13
Louisiana                                                    78               5,653,115                       0.50
Maine                                                        42               3,628,558                       0.32
Maryland                                                     43               6,012,967                       0.53
Massachusetts                                               231              39,266,605                       3.49
Michigan                                                    533              45,791,036                       4.07
Minnesota                                                   221              24,725,416                       2.20
Mississippi                                                  63               3,940,834                       0.35
Missouri                                                    169              11,333,142                       1.01
Montana                                                      40               3,766,233                       0.33
Nebraska                                                    157              11,078,602                       0.98
Nevada                                                      179              20,372,678                       1.81
New Hampshire                                                27               2,689,064                       0.24
New Jersey                                                   74              11,696,852                       1.04
New Mexico                                                   68               7,813,397                       0.69
New York                                                    166              26,304,048                       2.34
North Carolina                                              253              22,144,275                       1.97
North Dakota                                                  7                 514,945                       0.05
Ohio                                                        362              28,357,185                       2.52
Oklahoma                                                    109               6,869,586                       0.61
Oregon                                                      301              37,086,130                       3.30
Pennsylvania                                                 62               4,388,126                       0.39
Rhode Island                                                 32               3,352,166                       0.30









South Carolina                                              199              16,134,883                       1.43
South Dakota                                                 22               1,820,056                       0.16
Tennessee                                                   101               8,294,423                       0.74
Texas                                                       613              56,361,244                       5.01
Utah                                                        244              29,212,020                       2.60
Vermont                                                       5                 370,450                       0.03
Virginia                                                     56               5,565,457                       0.49
Washington                                                  316              43,266,093                       3.85
Washington DC                                                12               1,544,412                       0.14
West Virginia                                                 9                 599,814                       0.05
Wisconsin                                                    38               2,834,102                       0.25
Wyoming                                                      18               1,872,137                       0.17
                                                          -----          --------------                     ------
Total                                                     9,095          $1,124,998,573                     100.00%
                                                          -----          ==============                     ======


                                  LOAN GROUP 2
                              CURRENT COUPON RATES


                                                                                                   % of Loan Group 2 by
                                                        Number of       Aggregate Original          Aggregate Original
     Coupon Rate                                     Home Equity Loans  Principal Balance            Principal Balance
     -----------                                     -----------------  -----------------            -----------------
7.500% to 7.999%                                              2          $      294,763                       0.03%
8.000% to 8.499%                                             32               5,860,502                       0.52
8.500% to 8.999%                                            245              44,387,512                       3.95
9.000% to 9.499%                                            357              63,518,820                       5.65
9.500% to 9.999%                                          1,523             249,024,563                      22.14
10.000% to 10.499%                                        1,083             149,246,018                      13.27
10.500% to 10.999%                                        2,150             272,492,519                      24.22
11.000% to 11.499%                                        1,013             106,307,380                       9.45
11.500% to 11.999%                                        1,275             120,702,002                      10.73
12.000% to 12.499%                                          569              47,499,624                       4.22
12.500% to 12.999%                                          536              44,919,027                       3.99
13.000% to 13.499%                                          198              13,589,954                       1.21
13.500% to 13.999%                                           88               5,835,645                       0.52
14.000% to 14.499%                                           15                 959,677                       0.09
14.500% to 14.999%                                            9                 360,568                       0.03
                                                          -----          --------------                     ------
Total                                                     9,095          $1,124,998,573                     100.00%
                                                          =====          ==============                     ======

                                  LOAN GROUP 2
                          REMAINING MONTHS TO MATURITY


                                                                                                   % of Loan Group 2 by
                                                        Number of       Aggregate Original          Aggregate Original
     Months Remaining                                Home Equity Loans  Principal Balance            Principal Balance
     ----------------                                -----------------  -----------------            -----------------
121 to 180                                                    1          $       44,756                       0.00%
181 to 300                                                    1                  41,946                       0.00
301 to 360                                                9,093           1,124,911,871                      99.99
                                                          -----          --------------                     ------
Total                                                     9,095          $1,124,998,573                     100.00%
                                                          =====          ==============                     ======


                                  LOAN GROUP 2
                                  PRODUCT TYPE


                                                                                                   % of Loan Group 2 by
                                                        Number of       Aggregate Original          Aggregate Original
     Product Type                                    Home Equity Loans  Principal Balance            Principal Balance
     ------------                                    -----------------  -----------------            -----------------
2/28 LIBOR                                                8,132          $1,014,460,278                      90.17%
3/27 LIBOR                                                  458              49,937,166                       4.44
5/25 LIBOR                                                  436              48,261,073                       4.29
6 Month /LIBOR                                               69              12,340,056                       1.10
                                                        -------          --------------                     ------
Total                                                     9,095          $1,124,998,573                     100.00%
                                                          =====          ==============                     ======


                                  LOAN GROUP 2
                          ORIGINAL LOAN-TO-VALUE RATIO


                                                                                                   % of Loan Group 2 by
                                                        Number of       Aggregate Original          Aggregate Original
     Original Loan-to-Value Ratio                    Home Equity Loans  Principal Balance            Principal Balance
     ----------------------------                    -----------------  -----------------            -----------------
50.00% or less                                              238          $   22,066,862                       1.96%
50.01% to 55.00%                                            120              11,355,002                       1.01
55.01% to 60.00%                                            230              25,673,159                       2.28
60.01% to 65.00%                                            571              61,327,441                       5.45
65.01% to 70.00%                                            634              72,365,292                       6.43
70.01% to 75.00%                                          1,269             139,959,103                      12.44
75.01% to 80.00%                                          2,901             355,110,825                      31.57
80.01% to 85.00%                                          2,642             353,375,330                      31.41
85.01% to 90.00%                                            490              83,765,560                       7.45
                                                          -----          --------------                     ------
Total                                                     9,095          $1,124,998,573                     100.00%
                                                          =====          ==============                     ======

                                  LOAN GROUP 2
                                  LOAN PROGRAM


                                                                                                   % of Loan Group 2 by
                                                        Number of       Aggregate Original          Aggregate Original
     Program                                         Home Equity Loans  Principal Balance            Principal Balance
     -------                                         -----------------  -----------------            -----------------
Full Documentation                                        7,508          $  903,066,402                      80.27%
Limited Documentation                                       310              52,334,015                       4.65
Stated Income                                             1,277             169,598,156                      15.08
                                                          -----          --------------                     ------
Total                                                     9,095          $1,124,998,573                     100.00%
                                                          =====          ==============                     ======


                                  LOAN GROUP 2
                                     PURPOSE


                                                                                                   % of Loan Group 2 by
                                                        Number of       Aggregate Original          Aggregate Original
     Purpose                                         Home Equity Loans  Principal Balance            Principal Balance
     -------                                         -----------------  -----------------            -----------------
Purchase                                                  4,569          $  537,417,552                      47.77%
Refinance - Equity Take-Out                               2,994             382,976,213                      34.04
Refinance - No Cash Out                                   1,532             204,604,808                      18.19
                                                          -----          --------------                     ------
Total                                                     9,095          $1,124,998,573                     100.00%
                                                          =====          ==============                     ======


                                  LOAN GROUP 2
                                  RISK CATEGORY


                                                                                                   % of Loan Group 2 by
                                                        Number of       Aggregate Original          Aggregate Original
     Risk Category(1)                                Home Equity Loans  Principal Balance            Principal Balance
     ----------------                                -----------------  -----------------            -----------------
A-                                                        3,688          $  567,693,609                      50.46%
B                                                         1,379             168,034,220                      14.94
B-                                                        1,652             177,493,307                      15.78
C                                                         1,939             169,918,992                      15.10
D                                                           437              41,858,444                       3.72
                                                          -----          --------------                     ------
Total                                                     9,095          $1,124,998,573                     100.00%
                                                          =====          ==============                     ======

(1) The Risk Category "A-" includes "A-1," "A-2," "A-3," "A-4" and "A-5" credit grades. The Risk Category "B" includes "B1," "B2," "B3" and "B4" credit grades. The Risk Category "B-" includes "B-1," "B-2," "B-3," "B-4" and "B-5."

                                  LOAN GROUP 2
                            MORTGAGED PROPERTY TYPES


                                                                                                   % of Loan Group 2 by
                                                        Number of       Aggregate Original          Aggregate Original
     Mortgaged Property Type                         Home Equity Loans  Principal Balance            Principal Balance
     -----------------------                         -----------------  -----------------            -----------------
2 to 4 units                                                284          $   41,539,865                       3.69%
Condominium                                                 508              60,363,001                       5.37
Manufactured Homes                                          771              63,841,924                       5.67
Planned Unit Development                                    570             101,006,010                       8.98
Single Family                                             6,948             856,969,513                      76.18
Townhouse                                                    14               1,278,259                       0.11
                                                          -----          --------------                     ------
Total                                                     9,095          $1,124,998,573                     100.00%
                                                          =====          ==============                     ======


                                  LOAN GROUP 2
                                OCCUPANCY STATUS


                                                                                                   % of Loan Group 2 by
                                                        Number of       Aggregate Original          Aggregate Original
     Occupancy Status                                Home Equity Loans  Principal Balance            Principal Balance
     ----------------                                -----------------  -----------------            -----------------
Non-Owner Occupied                                          486          $   44,283,617                       3.94%
Owner Occupied                                            8,562           1,073,608,564                      95.43
Second Home                                                  47               7,106,392                       0.63
                                                        -------          --------------                     ------
Total                                                     9,095          $1,124,998,573                     100.00%
                                                          =====          ==============                     ======

                                  LOAN GROUP 2
                     MONTH AND YEAR OF NEXT RATE ADJUSTMENT


                                                                                                   % of Loan Group 2 by
      Month and Year of                                 Number of       Aggregate Original          Aggregate Original
     Next Rate Adjustment                            Home Equity Loans  Principal Balance            Principal Balance
     --------------------                            -----------------  -----------------            -----------------
June 2000                                                     2          $      523,235                        .05%
September 2000                                                1                  74,731                        .01
October 2000                                                  1                 229,752                        .02
November 2000                                                 1                  67,844                        .01
December 2000                                                16               2,636,147                        .23
January 2001                                                 14               1,553,846                        .14
February 2001                                                17               4,053,060                        .36
March 2001                                                   18               3,269,285                        .29
August 2001                                                   1                 169,621                        .02
September 2001                                               28               3,204,703                        .28
October 2001                                                 45               4,050,357                        .36
November 2001                                                14               1,270,818                        .11
December 2001                                                44               5,012,734                        .45
January 2002                                                 77               8,696,807                        .77
February 2002                                                43               6,317,289                        .56
March 2002                                                  137              20,089,774                       1.79
April 2002                                                  185              22,390,568                       1.99
May 2002                                                    307              40,313,615                       3.58
June 2002                                                 1,803             230,559,088                      20.49
July 2002                                                 2,279             282,203,703                      25.08
August 2002                                               1,891             232,746,087                      20.69
September 2002                                            1,284             157,741,308                      14.02
October 2002                                                  3                 201,054                        .02
November 2002                                                 3                 272,938                        .02
December 2002                                                 4                 569,540                        .05
February 2003                                                 5                 474,968                        .04
March 2003                                                    2                 170,471                        .02
April 2003                                                    5                 626,191                        .06
May 2003                                                     10               1,269,184                        .11
June 2003                                                    14               2,410,902                        .21
July 2003                                                    10               2,051,512                        .18
August 2003                                                 134              14,540,515                       1.29
September 2003                                              261              26,975,853                       2.40
December 2004                                                 2                 457,527                        .04
January 2005                                                  7                 706,696                        .06
February 2005                                                 9                 797,781                        .07
March 2005                                                   15               1,781,065                        .16
April 2005                                                   27               3,650,651                        .32
May 2005                                                    157              16,485,926                       1.47
June 2005                                                   166              18,741,559                       1.67



                                       21





July 2005                                                    53               5,639,869                       0.50
                                                          -----          --------------                     ------
Total                                                     9,095          $1,124,998,573                     100.00%
                                                          =====          ==============                     ======


                                  LOAN GROUP 2
                                  GROSS MARGINS


                                                                                                   % of Loan Group 2 by
                                                        Number of       Aggregate Original          Aggregate Original
     Gross Margin                                    Home Equity Loans  Principal Balance            Principal Balance
     ------------                                    -----------------  -----------------            -----------------
4.000% to 4.499%                                              3          $      648,429                       0.06%
4.500% to 4.999%                                              5                 710,178                       0.06
5.000% to 5.499%                                            199              29,385,096                       2.61
5.500% to 5.999%                                          2,515             344,908,188                      30.66
6.000% to 6.499%                                          2,013             222,955,944                      19.82
6.500% to 6.999%                                          4,325             523,307,175                      46.52
7.000% to 7.499%                                             21               1,839,360                       0.16
7.500% to 7.999%                                             10                 964,855                       0.09
8.000% to 8.499%                                              1                  70,259                       0.01
8.500% to 8.999%                                              2                 130,689                       0.01
9.000% to 9.499%                                              1                  78,400                       0.01
                                                          -----          ---------------                    ------
Total                                                     9,095          $1,124,998,573                     100.00%
                                                          =====          ==============                     ======


                                  LOAN GROUP 2
                               MAXIMUM LOAN RATES


                                                                                                   % of Loan Group 2 by
                                                        Number of       Aggregate Original          Aggregate Original
     Maximum Rate                                    Home Equity Loans  Principal Balance            Principal Balance
     ------------                                    -----------------  -----------------            -----------------
13.500% to 13.999%                                            2       $         294,763                       0.03%
14.000% to 14.499%                                           32               5,860,502                       0.52
14.500% to 14.999%                                          243              44,191,033                       3.93
15.000% to 15.499%                                          357              63,518,820                       5.65
15.500% to 15.999%                                        1,510             246,777,283                      21.94
16.000% to 16.499%                                        1,078             148,299,736                      13.18
16.500% to 16.999%                                        2,155             273,870,167                      24.34
17.000% to 17.499%                                        1,011             106,246,203                       9.44
17.500% to 17.999%                                        1,275             121,103,485                      10.76
18.000% to 18.499%                                          571              48,225,174                       4.29
18.500% to 18.999%                                          545              45,405,218                       4.04
19.000% to 19.499%                                          203              13,849,509                       1.23
19.500% to 19.999%                                           89               6,036,436                       0.54
20.000% to 20.499%                                           15                 959,677                       0.09
20.500% to 20.999%                                            9                 360,568                       0.03
                                                          -----          --------------                     ------
Total                                                     9,095          $1,124,998,573                     100.00%
                                                          =====          ==============                     ======

                                  LOAN GROUP 2
                               MINIMUM LOAN RATES


                                                                                                   % of Loan Group 2 by
                                                        Number of       Aggregate Original          Aggregate Original
     Minimum Rate                                    Home Equity Loans  Principal Balance            Principal Balance
     ------------                                    -----------------  -----------------            -----------------
7.500% to 7.999%                                              2          $      294,763                       0.03%
8.000% to 8.499%                                             32               5,860,502                       0.52
8.500% to 8.999%                                            245              44,387,512                       3.95
9.000% to 9.499%                                            357              63,518,820                       5.65
9.500% to 9.999%                                          1,525             249,182,610                      22.15
10.000% to 10.499%                                        1,084             149,290,618                      13.27
10.500% to 10.999%                                        2,149             272,401,426                      24.21
11.000% to 11.499%                                        1,012             106,240,425                       9.44
11.500% to 11.999%                                        1,275             120,736,152                      10.73
12.000% to 12.499%                                          569              47,499,624                       4.22
12.500% to 12.999%                                          535              44,840,277                       3.99
13.000% to 13.499%                                          198              13,589,954                       1.21
13.500% to 13.999%                                           88               5,835,645                       0.52
14.000% to 14.499%                                           15                 959,677                       0.09
14.500% to 14.999%                                            9                 360,568                       0.03
                                                          -----          --------------                     ------
Total                                                     9,095          $1,124,998,573                     100.00%
                                                          =====          ==============                     ======